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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2001

                             INSIGNIA SOLUTIONS PLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ENGLAND AND WALES
                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

                      0-27012                  NOT APPLICABLE
             (Commission File Number)         (I.R.S. employer
                                           identification number)

                             ----------------------

            41300 CHRISTY STREET                     INSIGNIA HOUSE
                   FREMONT                         THE MERCURY CENTRE
           CALIFORNIA 94538-3115              WYCOMBE LANE, WOOBURN GREEN
          UNITED STATES OF AMERICA            HIGH WYCOMBE, BUCKS HP10 0HH
                                                      UNITED KINGDOM

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND PRINCIPAL PLACES OF BUSINESS)


                                 (510) 360-3700
                                (44) 1628-539500

              (REGISTRANT'S TELEPHONE NUMBERS, INCLUDING AREA CODE)


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ITEM 9--REGULATION FD DISCLOSURE

     Insignia Solutions plc (the Company) issued a press release on June 27, 2001 announcing that it has signed an agreement with Phoenix Technologies Ltd. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 27, 2001                     Insignia  Solutions plc

                                         By:    /s/ Albert J. Wood
                                                -------------------------------
                                                Albert J. Wood
                                                Senior Vice President, Chief
                                                Financial Officer and Secretary


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                                INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                         EXHIBIT TITLE
  -------- ---------------------------------------------------------------------
      99.1--Press Release of Insignia Solutions plc, dated June 27, 2001.